Debt and Capital Lease Obligations	12 Months Ended
Dec. 31, 2012
Debt and Capital Lease Obligations [Abstract]
DEBT AND CAPITAL LEASE OBLIGATIONS
DEBT AND CAPITAL LEASE OBLIGATIONS
Debt (including consolidated VIEs) and capital lease obligations outstanding consist of the following:

	As of December 31, 2012			As of December 31, 2011
	Total Principal	Current and Short-Term	Long-Term	Total Principal	Current and Short-Term	Long-Term
In millions
Non-Solar energy system debt and capital leases:
Senior notes	$550.0	$—	$550.0	$550.0	$—	$550.0
Second lien term loan, including amortization of discount	196.1	—	196.1	—	—	—
Long-term notes	16.0	3.4	12.6	21.4	3.7	17.7
Total Non-Solar energy system debt and capital leases	$762.1	$3.4	$758.7	$571.4	$3.7	$567.7
Solar energy system debt, financings and capital leaseback obligations:
Short-term debt, weighted average interest rate of 6.47% and 6.23%, respectively	$14.7	$14.7	$—	$77.2	$77.2	$—
System construction and term debt	271.3	61.3	210.0	305.8	27.9	277.9
Capital leaseback obligations	93.3	7.5	85.8	107.8	13.3	94.5
Financing leaseback obligations	1,107.2	14.3	1,092.9	837.0	8.4	828.6
Other system financing transactions	119.7	—	119.7	27.6	17.4	10.2
Total Solar energy system debt, financings and capital leaseback obligations	$1,606.2	$97.8	$1,508.4	$1,355.4	$144.2	$1,211.2
Total debt outstanding	$2,368.3	$101.2	$2,267.1	$1,926.8	$147.9	$1,778.9

Non-Solar Energy System Debt and Capital Leases

Senior Notes

On March 10, 2011, we issued $550.0 million of 7.75% Senior Notes due April 1, 2019 ("2019 Notes"). We incurred $13.8 million in debt issuance costs, which is amortized into the consolidated statement of operations over the eight year term. The 2019 Notes were sold at a price equal to 100% of the principal amount thereof. The interest on the 2019 Notes is payable semi-annually, in cash in arrears, on April 1 and October 1, commencing October 1, 2011. We may redeem the 2019 Notes at our option, in whole or in part, at any time on or after April 1, 2014, upon not less than 30 nor more than 60 days notice at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below, plus any accrued and unpaid interest and additional interest, if any, to the redemption date, if redeemed during the 12-month period beginning on April 1 of the years indicated below.

Year	Price
2014	105.813%
2015	103.875%
2016	101.938%
2017 and thereafter	100.000%

If a change of control of MEMC occurs, each holder of the 2019 Notes will have the right to require us to repurchase all or any part of that holder's notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of the repurchase.

The 2019 Notes are guaranteed by certain of MEMC's domestic subsidiaries (the “guarantors”). The 2019 Notes are senior unsecured obligations and are subordinated to all of our and the guarantors' existing and future secured debt.

The indenture governing the 2019 Notes contains covenants that limit our and our subsidiaries' ability, subject to certain exceptions and qualifications, (i) to make certain asset sales, (ii) to make other restricted payments and investments, (iii) to incur indebtedness and issue preferred stock, (iv) to declare dividends, (v) to make other payments affecting restricted subsidiaries, (vi) to enter into certain transactions with affiliates, and (vii) to merge, consolidate or sell substantially all of our assets. These covenants are subject to a number of qualifications and limitations, and in certain situations, a cross default provision.

In addition, the indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among other things: failure to make payments on the 2019 Notes when due, failure to comply with covenants under the indenture, failure to pay other indebtedness or acceleration of maturity of other indebtedness, failure to satisfy or discharge final judgments and occurrence of bankruptcy events. As of December 31, 2012, we were in compliance with all covenants in the indenture governing the 2019 Notes.
Revolving Credit Facility
Our corporate revolving credit facility with Bank of America, N.A. has an aggregate principal amount of $400.0 million (the “Credit Facility”).
The Credit Facility has a term of three years and expires in March of 2014. Our obligations under the facility are guaranteed by certain domestic subsidiaries of MEMC. Our obligations and the guaranty obligations of the subsidiaries are secured by liens on and security interests in substantially all present and future assets of MEMC and the subsidiary guarantors, including a pledge of the capital stock of certain domestic and foreign subsidiaries of MEMC.
Interest under the Credit Facility will accrue, depending on the type of borrowing, at the base rate (in the case of base rate loans and swing line loans) or the eurocurrency rate (in the case of eurocurrency rate loans), plus, in each case, an applicable rate that varies from (currently 3.75%) for the eurocurrency rate to (currently 2.75%) for the base rate, depending on our consolidated leverage ratio. Interest is due and payable in arrears at the end of each interest period (no less than quarterly) and on the maturity date of the Credit Facility. Principal is due on the maturity date. Commitment fees of 0.50% are payable quarterly on the unused portion of the aggregate commitment of $400 million. Letter of credit fees are payable quarterly on the daily amount available to be drawn under a letter of credit at an applicable rate that varies (currently 2.75%), depending on our consolidated leverage ratio.
On February 28, 2012, we amended our Credit Facility to reduce our expected minimum liquidity covenant of $500 million to $450 million and $350 million for the first and second quarters of 2012, respectively.
On May 8, 2012, we further amended our Credit Facility to allow for a consolidated leverage ratio of not greater than 3.0 to 1.0 for the second and third quarters of 2012 and to set our minimum liquidity covenant at $400 million for the third quarter of 2012. In the fourth quarter of 2012, our consolidated leverage ratio covenant reverted back to 2.5 to 1.0, and our minimum liquidity covenant under this facility will require a minimum liquidity amount based on our trailing twelve month consolidated EBITDA. Our minimum liquidity covenant amount will be $500 million in the event our trailing twelve month consolidated EBITDA is less than $400 million. In the event the trailing twelve month consolidated EBITDA is greater than or equal to $400 million and less than $600 million, our minimum liquidity amount will be $400 million. In the event it is greater than or equal to $600 million and less than $850 million, our minimum liquidity will be $300 million. Finally, if our trailing twelve month consolidated EBITDA is greater than or equal to $850 million, then no minimum liquidity amount is required. The interest rates on borrowings under the Credit Facility were also amended to the eurocurrency rate plus 3.75% and the base rate plus 2.75%, as applicable. The Credit Facility was also amended to permit us to incur up to $250 million of convertible or subordinated unsecured indebtedness, subject to compliance with certain conditions.
In order to accommodate the Term Loan described below, the Credit Facility was further amended on September 28, 2012. We incurred $2.0 million in debt issuance costs, which is amortized into the condensed consolidated statement of operations and comprehensive (loss) income over the remaining term of the Credit Facility. There were no changes to the maximum capacity or stated interest rate as part of the amendment, although the Credit Facility lenders and Term Loan lenders entered into a customary intercreditor agreement.
The Credit Facility contains representations, covenants and events of default typical for credit arrangements of comparable size, including maintaining a consolidated leverage ratio and a variable minimum liquidity amount.  The Credit Facility also contains a customary material adverse effects clause and a cross default clause. The cross default clause is applicable to defaults on other indebtedness in excess of $35.0 million, excluding our non-recourse indebtedness. Our liquidity position was in excess of the minimum liquidity amount by $350.7 million and our consolidated leverage ratio was 1.8 at December 31, 2012.
During 2012 and 2011 we had no borrowings outstanding under this facility, although we had approximately $121.8 million and $173.0 million, respectively, of outstanding third party letters of credit backed by this facility at each year end, which reduces the available capacity.  Therefore, funds available under this facility were $278.2 million and $227.0 million as of December 31, 2012 and December 31, 2011, respectively. We were in compliance with all covenants under this facility at December 31, 2012.
Long-term Notes
Long-term notes at December 31, 2012 totaling $16.0 million are owed to a bank by our Japanese subsidiary, are guaranteed by MEMC, and are secured by the property, plant and equipment of our Japanese subsidiary. These loans mature in years ranging from 2013 to 2017. The guarantees would require us to satisfy the loan obligations in the event that the Japanese subsidiary failed to pay such debt in accordance with its stated terms.
Second Lien Term Loan Credit Agreement
During the third quarter of 2012, we entered into a Second Lien Credit Agreement ("Term Loan") with Goldman Sachs Bank USA and Deutsche Bank Securities Inc. providing for a term loan maturing on October 2, 2017, in an aggregate principal amount of $200.0 million, with a 2.0% discount to par for proceeds of $196.0 million. Additionally, we incurred $10.8 million in debt issuance costs, which are amortized into the condensed consolidated statement of operations and comprehensive (loss) income over the 5 year term. Interest under the Term Loan will accrue, depending on the type of borrowing, at the base rate or the eurocurrency rate, with a floor of 1.50%, plus an applicable rate equal to 9.25% for the eurocurrency rate and 8.25% for the base rate. Interest is due and payable in arrears at the end of each interest period, no less than quarterly, and on the maturity date. As of December 31, 2012, the current interest rate on the Term Loan is 10.75%.

The obligations under the Term Loan are guaranteed by certain of our domestic subsidiaries pursuant to a guaranty agreement executed by each such subsidiary. Our obligations and the guaranty obligations of the subsidiaries are secured by second priority liens on and security interests in substantially all of our present and future assets and the assets of the subsidiary guarantors, including a pledge of the capital stock of domestic and foreign subsidiaries.

We may elect to prepay amounts due under the Term Loan with prior notice to the administrative agent. Any voluntary prepayments made on or prior to March 31, 2014 are subject to yield maintenance payments to the lenders in an amount not less than 3.0% of the principal amount then being prepaid. Voluntary prepayments made after March 31, 2014 but on or prior to March 31, 2015 are subject to a call premium of 3.0% of the principal amount then being prepaid. The call premium reduces to 1.0% for prepayments made after March 31, 2015 but on or prior to March 31, 2016. We may make prepayments after March 31, 2016 without penalty.

Similar to the revolving Credit Facility with Bank of America, N.A. (discussed above), the Term Loan contains affirmative and negative covenants. These include but are not limited to limiting the company's and certain of our subsidiaries' ability, subject to certain exceptions and qualifications, to (i) create, incur, assume or suffer any liens on assets or revenues, (ii) make other restricted payments and investments, (iii) incur indebtedness, (iv) make certain transactions with affiliates, (v) merge, consolidate or sell/dispose of assets, (vi) enter into burdensome agreements, (vii) engage in any material line of business different from current lines, or (viii) prepay indebtedness or amend indebtedness that aversely impacts the Term Loan lenders. These covenants are subject to a number of qualifications and limitations.

Additionally, the Term Loan has financial covenants requiring a consolidated leverage ratio of 3.0 to 1.0 on December 31, 2012 and minimum liquidity levels depending on our trailing twelve-month consolidated earnings before interest, taxes, depreciation, and amortization (EBITDA). Our minimum liquidity covenant amount will be $400 million in the event our trailing twelve month consolidated EBITDA is less than $400 million. In the event the trailing twelve month consolidated EBITDA is greater than or equal to $400 million and less than $600 million, our minimum liquidity amount will be $300 million. In the event it is greater than or equal to $600 million and less than $850 million, our minimum liquidity will be $200 million. Finally, if our trailing twelve month consolidated EBITDA is greater than or equal to $850 million, then no minimum liquidity amount is required. As of December 31, 2012, we were in compliance with all covenants of the Term Loan.

Solar Energy System Debt, Financings and Capital Leaseback Obligations
Our solar energy systems for which we have short-term and long-term debt, capital leaseback and finance obligations are included in separate legal entities. Of this total debt outstanding, $1,562.9 million relates to project specific non-recourse financing that is backed by solar energy system operating assets. This debt has recourse to those separate legal entities but no recourse to MEMC or SunEdison under the terms of the applicable agreements. The recourse finance obligations above are fully collateralized by the related solar energy system assets. These obligations may also include limited guarantees by MEMC or SunEdison related to operations, maintenance and certain indemnities.

Short–term Debt

On September 30, 2011, SunEdison amended and restated its non-recourse project construction financing revolver, which has a term of three years, from $50.0 million to $300.0 million. Interest on borrowings under the agreement will be based on our election at LIBOR plus an applicable margin (currently 3.50%) or at a defined prime rate plus an applicable margin (currently 2.50%). The construction financing revolver also requires SunEdison to pay various fees, including a commitment fee (currently 1.10%). The construction financing revolver will be used to support the construction costs of utility and rooftop solar energy systems throughout the U.S. and Canada. The construction loans are non-recourse debt to entities outside of the project company legal entities that subscribe to the debt and is secured by a pledge of the collateral, including the project contracts and equipment. This revolver also includes a customary material adverse effects clause whereby a breach may disallow a future draw but not acceleration of payment. This revolver also maintains a cross default clause whose remedy, among other rights, includes the right to restrict future loans as well as the right to accelerate principal and interest payments. Because this is non-recourse financing, covenants relate specifically to the collateral amounts and transfer of right restrictions.

During 2012, due to various amendments and lenders entering and exiting the facility, the non-recourse construction financing revolver capacity was lowered from $300.0 million to $150.0 million. Under the terms of the amendments, if our Corporate Family or Corporate Credit Rating for Moody's Investors Service ("Moody's") falls below "B1" or our Standard and Poor ("S&P") rating falls below "B+", we will be required to post, at our election, a letter of credit or surety bond equal to 15.0% of the total outstanding balance in order to continue to make additional borrowings under this facility. As of December 31, 2012, our ratings were "B3" and "BB" for Moody's and S&P respectively. Because our Corporate Family Rating for Moody's was below "B1", a letter of credit equal to 15.0% of the $7.4 million outstanding balances was posted as of December 31, 2012. Additionally, $3.9 million of deferred financing fees were charged to interest expense during the second quarter of 2012, as a result of the amendments made to our non-recourse project construction financing revolver. No similar charges were incurred in the comparable period of 2011 or 2010.

As of December 31, 2012 and December 31, 2011, there was $7.4 million and $77.2 million, respectively, outstanding on this construction revolver.

In the event additional construction debt is needed and the remainder of the original capacity is not renewed or replaced, we have the ability to draw upon the available capacity of our revolving credit facility (discussed above). In the event we cannot renew, replace or backfill the remainder of the original capacity with other financing or have adequate net working capital, such inability to fund future projects may have an adverse impact on our business growth plans, financial position and results of operations.
System Construction and Term Debt

SunEdison typically finances its solar energy projects through project entity specific debt secured by the project entity's assets (mainly the solar energy system) with no recourse to MEMC or SunEdison. Typically, these financing arrangements provide for a construction loan, which upon completion will be converted into a term loan, and generally do not restrict the future sale of the project entity to a third party buyer. On December 31, 2012, SunEdison had system construction and term debt outstanding of $271.3 million. Of this amount, $188.7 million relates to variable rate debt with interest rates that are tied to either the London Interbank Offered Rate, the Euro Interbank Offer Rate, the Canadian Dollar Offered Rate or the PRIME rate. The variable interest rates have primarily been hedged by our outstanding interest rate swaps as discussed in Note 5. The interest rates on the remaining construction and term debt range from 3.0% to 12.0%. The maturities range from 2013 to 2033 and these facilities are collateralized by the related solar energy system assets with a carrying amount of $80.5 million.

During the second quarter of 2012, we violated covenants of two non-recourse solar energy system loans totaling $24.1 million as a result of the devaluation of the local currency (Indian Rupee). On September 28, 2012, we obtained a waiver from the lender for the covenant violations, which has a grace period until November 20, 2013. During the grace period, the debt will be classified as short-term debt.  We can make no assurances that the covenants will be met after the grace period. The solar energy systems for these two project companies collateralize the loans and there is no recourse outside of these project companies.

Capital Leaseback Obligations

We are party to master lease agreements that provide for the sale and simultaneous leaseback of certain solar energy systems constructed by us. On December 31, 2012, SunEdison had $93.3 million of capital lease obligations outstanding. Generally, this classification occurs when the term of the lease is greater than 75% of the estimated economic life of the solar energy system and the transaction is not subject to real estate accounting. The terms of the leases are typically 25 years with certain leases providing terms as low as 10 years and providing for early buyout options. The specified rental payments are based on projected cash flows that the solar energy system will generate. Since the SunEdison acquisition date on November 20, 2009, SunEdison has not entered into any arrangements that have resulted in accounting for the sale leaseback as a capital lease.
Financing Leaseback Obligations
As more fully described in Note 2, Revenue Recognition - Financing arrangements, in certain transactions we account for the proceeds of sale leasebacks as financings, which are typically secured by the solar energy system asset and its future cash flows from energy sales, but without recourse to MEMC or SunEdison under the terms of the arrangement. The structure of the repayment terms under the lease results in negative amortization throughout the financing period, and we therefore recognize the lease payments as interest expense. The balance outstanding for sale leaseback transactions accounted for as financings as of December 31, 2012 is $1,107.2 million, which includes the below mentioned transactions. The maturities range from 2021 to 2037 and are collateralized by the related solar energy system assets with a carrying amount of $1,105.8 million.

On March 31, 2011, one of SunEdison's project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement is $120.0 million, of which $68.0 million is outstanding and $52.0 million is available as of December 31, 2012. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.

On September 24, 2012, one of SunEdison's project subsidiaries executed a master lease agreement with a U.S. financial institution which provides for the sale and simultaneous leaseback of certain solar energy systems constructed by SunEdison. The total capacity under this agreement was $52.5 million, of which $26.9 million is outstanding and $25.6 million was available as of December 31, 2012. The specified rental payments will be based on projected cash flows that the solar energy systems will generate.
Other System Financing Transactions

Other system financing transactions represent the cash proceeds that SunEdison received in connection with an executed solar energy system sales contract that has not met the sales recognition requirements under real estate accounting and has been accounted for as a financing. Included in other system financing is $17.6 million of proceeds collected under three separate solar energy system sales agreements with the buyer that provides the buyer with a put option that could become an obligation in the event that we are unable to fulfill certain performance warranties set to expire during 2015. The remaining portion of other system financings of $102.1 million relates to cash proceeds received in connection with separate solar energy system sales contracts for which SunEdison has substantial continuing involvement. There are no principal or interest payments associated with these transactions. Of the $102.1 million, $39.5 million relates to two projects sold in Italy which did not meet the requirements to record revenue due to an indemnification that expires in 2016. The remaining amount relates to six projects sold in the United States, Korea, and Canada.

Other Facilities

Other Financing Commitments
We have short-term committed financing arrangements of approximately $32.3 million at December 31, 2012, of which there were no short-term borrowings outstanding as of December 31, 2012. Of this amount, $13.5 million is unavailable because it relates to the issuance of third party letters of credit. Interest rates are negotiated at the time of the borrowings.

During the years ended December 31, 2012 and 2011, we capitalized $19.9 million and $18.1 million of interest to the consolidated balance sheet, respectively.

Maturities
The aggregate amounts of payments on long-term debt, excluding financing leaseback obligations, after December 31, 2012 are as follows:

	2013	2014	2015	2016	2017	Thereafter	Total
In millions
Maturities of long-term debt (a)	$64.6	$30.8	$28.6	$51.0	$206.7	$771.2	$1,152.9

(a) Included in maturities of long-term debt is $119.7 million of maturities relating to other system financing transactions that represent the contract price for solar energy systems under existing sales contracts that contain certain contractual provisions that preclude sale treatment under real estate accounting rules. We account for these transactions as financings of $17.6 million and $102.1 million that will mature upon the expiration of the contractual provisions that preclude sale treatment in years 2015 and thereafter, respectively. These could become payment obligations in the event we default under the executed sales agreement, and the buyer may execute its contractual option to put (sell) the project back to SunEdison for a full refund of the contract price.

The aggregate amounts of payments on capital leases after December 31, 2012 are as follows:

In millions
2013	$9.8
2014	6.6
2015	5.3
2016	5.7
2017	5.8
Thereafter	90.9
Total minimum lease payments	124.1
Less amounts representing interest	(30.8)
Present value of minimum lease payments	93.3
Less current portion of obligations under capital leases	(7.5)
Noncurrent portion of obligations under capital leases	$85.8

The aggregate amounts of minimum lease payments on our financing leaseback obligations are $890.2 million. Payments from 2013 through 2017 are as follows:

In millions	2013	2014	2015	2016	2017
Minimum lease payments	$60.5	$48.5	$46.4	$42.9	$40.9